Exhibit 23.2



The Board of Directors
of ML Bancorp, Inc.


We consent to incorporation by reference in the registration statement on Form S-4 of Sovereign Bancorp of our report on ML Bancorp, Inc. dated April 22, 1997, relating to the consolidated statements of financial condition of ML Bancorp, Inc. and subsidiaries as of March 31, 1997 and statements of financial condition of ML Bancorp, Inc. and subsidiaries as of March 31, 1997 and 1996, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended March 31, 1997, which report appears in the March 31, 1997 annual report on Form 10-K of ML Bancorp, Inc. and to the reference to our firm under the heading "Experts" in the registration statement.

                              /s/ KPMG Peat Marwick LLP

Philadelphia, Pennsylvania
December 15, 1997

                  INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-4 of Sovereign Bancorp, Inc. and in the related prospectus of our report dated November 26, 1996 relating to the consolidated balance sheets of First State Financial Services, Inc. and subsidiaries as of September 30, 1996 and 1995, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended September 30, 1996, which report appears in the Form 8-K of Sovereign Bancorp, Inc. dated June 17, 1997 and the reference to our Firm under the heading "Experts" in the prospectus.

                              /s/ KPMG Peat Marwick LLP

Short Hills, New Jersey
December 15, 1997

                  INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-4 of Sovereign Bancorp, Inc. and in the related prospectus of our report dated January 31, 1997, except as to Note 2, which is as of February 5, 1997, relating to the consolidated statements of condition of Bankers Corp. and subsidiary as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in Form 8-K/A No. 1 of Sovereign Bancorp, Inc. dated December 9, 1997, and the reference to our Firm under the heading "Experts" in the prospectus.

                              /s/ KPMG Peat Marwick LLP

Short Hills, New Jersey
December 15, 1997